IDAHO TAX FREE FUND


                                  ANNUAL REPORT



                             Dated December 31, 1995


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholder:

1995 was an excellent year for municipal bond fund investors, and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence, your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, Beth Howell, the Portfolio Manager, will elaborate on these and other points of interest regarding the municipal bond market in 1995. She will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.

                                                                                                 TOTAL NET
                                             NET ASSET        NET ASSET                           ASSETS
                                               VALUE            VALUE           DIVIDENDS         END OF
                                             BEGINNING           END            PAID PER          PERIOD
PERIOD                                       OF PERIOD        OF PERIOD           SHARE           (000'S)
------                                      -----------       ---------        -----------      ---------
Period ended December 31, 1995:
   Class A Shares                            $10.00*           $11.02             $0.68             $13,540
   Class B Shares                             10.50**           11.01              0.50               1,977
   Class C Shares                             10.04***          11.02              0.58                 789

_________________________________
  * Net asset value at January 4, 1995 (commencement of operations) ** Net asset value at March 16, 1995 (commencement of operations)
*** Net asset value at January 11, 1995 (commencement of operations)

I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


John G. Taft
President
Voyageur Idaho Tax Free Fund


FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur Idaho Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The Idaho Tax Free Fund generally invests in long-term, quality municipal bonds. The Fund is exempt from federal income tax and Idaho state income tax. We believe that investment grade municipal bonds for the Idaho Tax Free Fund offer the best value in today's interest rate environment.

DISCUSSION OF FUNDS PERFORMANCE
by Elizabeth H. Howell

MS. HOWELL IS A SENIOR VICE PRESIDENT AND TAX EXEMPT PORTFOLIO MANAGER FOR VOYAGEUR FUND MANAGERS. SHE HAS MANAGED THE VOYAGEUR IDAHO TAX FREE FUND SINCE ITS INCEPTION.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur Idaho Tax Free Fund. For the period ended December 31, 1995, the Fund achieved a total return of +17.48% (for Class 'A' shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains). For additional information about total returns achieved by the Fund over the life of the Fund and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices than shorter duration funds. The Voyageur Idaho Tax Free Fund had an average weighted duration of nearly 10 years in the first quarter of 1995, which allowed for an increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 8 years.

The Voyageur Idaho Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. As of December 31, 1995 the Fund was comprised of 46% AAA and/or Aaa bonds, and 92% of the Fund was held in investment grade securities.

Finally, supply and demand trends of Idaho municipal bonds benefited Fund shareholders. New issuance of municipal bonds remained low. A lower level of supply of Idaho bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds.

OUTLOOK FOR 1996

Our outlook for the Idaho municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.


PURSUANT TO RULE 232.304(a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR IDAHO TAX FREE FUND PORTFOLIO
ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF
$10,000  MADE ON THE DATE THE FUND  COMMENCED  OPERATIONS  THROUGH  DECEMBER 31,
1995.

          ENDING VALUE   ENDING VALUE       ENDING VALUE
           WITH SALES    WITHOUT SALES      LEHMAN BROS.
DATE        CHARGE        CHARGE             BOND INDEX
----        ------        ------            ----------
Jan-95     9625           10000           10000
Jan-95     9885.13        10270.26        10352.502500876
Feb-95    10167.86        10564.01        10728.298352011
Mar-95    10305.82        10707.34        10850.600953224
Apr-95    10317.58        10719.57        10848.430833033
May-95    10653.03        11068.08        11257.416675438
Jun-95    10525.59        10935.68        11084.052458637
Jul-95    10565.88        10977.54        11141.689531421
Aug-95    10676           11091.95        11294.330678002
Sep-95    10786.65        11206.91        11383.555890358
Oct-95    10958.07        11385           11626.025642206
Nov-95    11150.47        11584.9         11882.960808899
Dec-95    11307.53        11748.08        12049.322260224

                          VOYAGEUR IDAHO TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS A SHARES)
                                ----------------

                                                    SINCE
                                                  1/4/95**
                                                  --------
               Without Sales Charge                17.48%
               With Sales Charge*                  13.08%
               Lehman Bros. 20                     20.49%
               Year Municipal
               Bond Index

                          VOYAGEUR IDAHO TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS B SHARES)
                                ----------------
                                                    SINCE
                                                  3/16/95**
                                                  ---------
               Without Contingent Deferred        9.86%
               Sales Charge
               With Contingent Deferred           5.86%
               Sales Charge***

                          VOYAGEUR IDAHO TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS C SHARES)
                                ----------------

                                        Since
                                      1/11/95**
                                      ---------

                                      15.81%


  * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
*** Assumes redemption on December 31, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Idaho Tax Free Fund (a fund within Voyageur Mutual Funds, Inc.) as of December 31, 1995, and the related statements of operations, changes in net assets and the financial highlights for the period from January 4, 1995, commencement of operations, to December 31, 1995. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur Idaho Tax Free Fund at December 31, 1995 and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996


VOYAGEUR IDAHO TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                       DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost, $17,946,075)................................................               $18,487,982
Cash in bank on demand deposit...................................................                       403
Accrued interest receivable......................................................                   312,088
Receivable for Fund shares sold..................................................                   210,875
Organizational costs (note 4)....................................................                     7,334
                                                                                                -----------
   Total assets..................................................................                19,018,682
                                                                                                -----------

       LIABILITIES
Dividends payable to shareholders................................................                   190,540
Payable for investment securities purchased......................................                 2,494,731
Distribution fees payable........................................................                    11,630
Other accrued expenses...........................................................                    14,737
                                                                                                -----------
   Total liabilities.............................................................                 2,711,638
                                                                                                -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES......................................               $16,307,044
                                                                                                ===========

Represented by:
   Capital stock - $.01 par value (note 1).......................................               $    14,800
   Additional paid-in capital....................................................                15,749,931
   Undistributed net investment income (note 1)..................................                       406
   Unrealized appreciation of investments........................................                   541,907
                                                                                                -----------

     TOTAL NET ASSETS............................................................               $16,307,044
                                                                                                ===========

Net assets applicable to outstanding Class A Shares..............................               $13,540,265
                                                                                                ===========
Net assets applicable to outstanding Class B Shares..............................               $ 1,977,479
                                                                                                ===========
Net assets applicable to outstanding Class C Shares..............................               $   789,300
                                                                                                ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of Capital Stock outstanding:  1,228,727 (note 5)............                    $11.02
                                                                                                     ======
   Class B - Shares of Capital Stock outstanding:  179,651 (note 5)..............                    $11.01
                                                                                                     ======
   Class C - Shares of Capital Stock outstanding:  71,649 (note 5)...............                    $11.02
                                                                                                     ======
See accompanying notes to financial statements.

VOYAGEUR IDAHO TAX FREE FUND
STATEMENT OF OPERATIONS                                                      PERIOD ENDED DECEMBER 31, 1995*
------------------------------------------------------------------------------------------------------------
Investment income:
   Interest..................................................................                    $  422,021
                                                                                                 ----------

Expenses (note 3):
   Investment advisory and management fee....................................                        38,282
   Dividend-disbursing, administrative and accounting services fee...........                        29,996
   Printing, postage and supplies............................................                         3,876
   Audit and accounting fees.................................................                         5,069
   Legal fees................................................................                         1,380
   Distribution fees - Class A...............................................                        16,620
   Distribution fees - Class B...............................................                         6,034
   Distribution fees - Class C...............................................                         4,499
   Directors' fees...........................................................                         1,260
   Registration fees.........................................................                         1,327
   Custodian fees............................................................                         8,303
   Amortization of organizational costs......................................                         1,833
   Other.....................................................................                         3,228
                                                                                                 ----------
     Total expenses..........................................................                       121,707
   Less:  Expenses waived or absorbed........................................                       (94,866)
                                                                                                 ----------
   Net expenses before earnings credits on uninvested cash...................                        26,841
   Less:  Earnings credits on uninvested cash................................                        (1,569)
                                                                                                 ----------
     Total net expenses......................................................                        25,272
                                                                                                 ----------
     Investment income - net.................................................                       396,749
                                                                                                 ----------

Realized and unrealized gain on investments:
   Realized gain on security transactions....................................                       120,997
   Net change in unrealized appreciation or depreciation of investments......                       541,907
                                                                                                 ----------
     Net gain on investments.................................................                       662,904
                                                                                                 ----------

     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................                    $1,059,653
                                                                                                 ==========
* Period from January 4, 1995 (commencement of operations) to December 31, 1995.

See accompanying notes to financial statements.

VOYAGEUR IDAHO TAX FREE FUND
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------


                                                                                            PERIOD FROM
                                                                                         JANUARY 4, 1995*
                                                                                          TO DECEMBER 31,
Operations:                                                                                    1995
                                                                                         ----------------
   Investment income - net......................................................           $   396,749
   Realized gain on investments - net...........................................               120,997
   Net change in unrealized appreciation or depreciation of investments.........               541,907
                                                                                           -----------
     Net increase (decrease) in net assets resulting from operations............             1,059,653
                                                                                           -----------

Distributions to shareholders from:
   Investment income - net:
     Class A....................................................................              (349,633)
     Class B....................................................................               (27,857)
     Class C....................................................................               (20,686)
   Net realized gain on investments:
     Class A....................................................................              (100,536)
     Class B....................................................................               (14,456)
     Class C....................................................................                (6,005)
                                                                                           -----------
       Total distributions......................................................              (519,173)
                                                                                           -----------

Share transactions (note 5): Proceeds from sale of shares:
     Class A (note 3)...........................................................            13,745,657
     Class B....................................................................             1,933,569
     Class C....................................................................               841,585
   Net asset value of shares issued in reinvestment of net investment income and realized gain distributions:
       Class A..................................................................               176,742
       Class B..................................................................                 8,012
       Class C..................................................................                16,633
   Payments for redemption of shares:
     Class A....................................................................              (855,942)
     Class B....................................................................                (1,063)
     Class C (note 3)...........................................................               (98,629)
                                                                                           -----------
   Increase in net assets from share transactions...............................            15,766,564
                                                                                           -----------
     Total increase in net assets...............................................            16,307,044
Net assets at beginning of period...............................................                    --
                                                                                           -----------
Net assets at end of period (including undistributed
   net investment income of $406)...............................................           $16,307,044
                                                                                           ===========

* Commencement of operations.

See accompanying notes to financial statements.


VOYAGEUR IDAHO TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The Voyageur Idaho Tax Free Fund (the Fund) is one of a series of several funds within Voyageur Mutual Funds, Inc., which is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Fund is classified as a non-diversified investment company.
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares, first offered in 1995, may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
     Pursuant to its articles of incorporation, Voyageur Mutual Funds, Inc., 10 trillion shares of authorized capital stock that may be issued.
     The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Directors. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security  transactions  are  accounted for on the date the  securities  are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
     Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

     FEDERAL TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $1,833 for the Fund.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  INVESTMENT SECURITIES TRANSACTIONS
     Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $19,935,367 and $3,233,289, respectively, for the period ended December 31, 1995.

(3)  EXPENSES
     The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets on an annual basis. During the period ended December 31, 1995, Voyageur absorbed $17,539 pursuant to the contractual 1% expense limitation and, excluding waiver of distribution fees, voluntarily absorbed $72,461.
     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
     All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the period ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $3,224, Class B distribution fees of $1,549 and Class C distribution fees of $93. The Fund earned $1,569 in credits on uninvested cash balances held by the Fund at the custodian during the period ended December 31, 1995. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank.
     Sales charges paid by Class A shareholders were $338,762. Of this amount, Fund Distributors received $62,756. Contingent deferred sales charges paid by Class C shareholders were $212.

(4)  ORGANIZATIONAL COSTS
     Organizational costs are being amortized over 60 months on a straight line basis. If Voyageur redeems any or all of its shares in the Fund representing initial capital prior to the end of the 60-month amortization period.

(5)   SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods ended December 31, 1995, were as follows:

                                           A SHARES                  B SHARES                  C SHARES
                                       ----------------          ----------------          -----------------
                                          PERIOD FROM               PERIOD FROM               PERIOD FROM
                                       JANUARY 4, 1995*           MARCH 16, 1995*          JANUARY 11, 1995*
                                        TO DECEMBER 31,           TO DECEMBER 31,           TO DECEMBER 31,
                                             1995                      1995                      1995
                                       ----------------          ----------------          -----------------
Shares sold......................        1,295,483                   179,009                     79,417
Shares issued for
   reinvested distributions......           16,473                       743                      1,549
Shares redeemed..................          (83,229)                     (101)                    (9,317)
                                       -----------                ----------                -----------
Increase in shares
   outstanding...................        1,228,727                   179,651                     71,649
                                       ===========                 =========                 ==========
*  Commencement of operations.

(6)  FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                        A SHARES              B SHARES             C SHARES
                                                   ------------------     -----------------    ----------------
                                                       PERIOD FROM           PERIOD FROM           PERIOD FROM
                                                   JANUARY 4, 1995(d)     MARCH 16, 1995(d)    JANUARY 11, 1995(d)
                                                     TO DECEMBER 31,       TO DECEMBER 31,       TO DECEMBER 31,
                                                          1995                    1995                     1995
                                                   ------------------     -----------------    ----------------
Net asset value:
   Beginning of period.........................         $10.00                $10.50                $10.04
                                                        ------                ------                ------
Operations:
   Net investment income.......................            .60                   .42                   .50
   Net realized and unrealized
     gain on investments.......................           1.10                   .59                  1.07
                                                        ------                ------                -------
       Total from operations...................           1.70                  1.01                  1.56
                                                        ------                ------                -------
Distributions to shareholders:
   From net investment income (a)..............           (.60)                 (.42)                 (.50)
   From realized gains.........................           (.08)                 (.08)                 (.08)
                                                        ------                ------                -------
       Total distributions.....................           (.68)                 (.50)                 (.58)
                                                        ------                ------                -------
Net asset value:
   End of period...............................         $11.02                $11.01                $11.02
                                                        ======                ======                ======

Total investment return (b)....................          17.48%                 9.86%                15.81%
Net assets at end of period
   (000's omitted).............................         $13,540                $1,977                  $789

Ratios:
   Ratio of expenses to
     average daily net assets (f)..............         .26%(e)               .79%(e)              1.05%(e)
   Ratio of net investment income
     to average daily net assets...............        5.24%(e)              4.68%(e)              4.48%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c)........................        1.25%(e)              1.90%(e)              2.00%(e)
           Net investment income...............        4.25%(e)              3.57%(e)              3.53%(e)
   Portfolio turnover rate (excluding
     short-term securities)....................          41.97%                41.97%                41.97%

See accompanying notes to Financial Highlights.

(6)   FINANCIAL HIGHLIGHTS (CONTINUED)

NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. $.01 per share of distributions from net investment income was subject to state income tax for the period ended December 31, 1995.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the period presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.

VOYAGEUR IDAHO TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)        NAME OF ISSUER (d)                                                  RATE   MATURITY     VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (106.5%):
             GENERAL OBLIGATION (36.2%):
             ------------------------------------------------------------------------------------------------------
     $165    Bingham County Blackfoot School District #55 (MBIA Insured)............  5.40%    08-01-10    $168,831
      210    Bingham County Blackfoot School District #55 (MBIA Insured)............  5.65     08-01-15     216,615
      300    Boise City School District UTGO (AMBAC Insured)........................  5.40     07-30-14     304,467
      150    Bonner County Local Improvement District #93-1.........................  6.20     04-30-05     156,461
      185    Bonner County Local Improvement District #93-1.........................  6.35     04-30-06     193,493
      195    Bonner County Local Improvement District #93-1.........................  6.40     04-30-07     203,328
      110    Bonner County Local Improvement District #93-1.........................  6.50     04-30-08     114,678
      100    Bonner County Local Improvement District #93-1.........................  6.50     04-30-10     103,592
      450    Bonneville & Bingham County School District #93 GO (FGIC Insured)......  5.50     07-30-10     466,047
      590    Canyon County School District #131 (MBIA Insured)......................  5.50     07-30-12     602,048
      470    Canyon County Independent School District #132 (FSA Insured)...........  5.45     07-30-14     479,254
      250    Canyon County School District #139.....................................  5.20     08-01-11     251,718
      100    Canyon County School District #139.....................................  5.20     08-01-12     100,438
       85    Coeur D' Alene Local Improvement District #6 Series 1995...............  6.00     07-01-09      86,572
       90    Coeur D' Alene Local Improvement District #6 Series 1995...............  6.05     07-01-10      91,600
       40    Coeur D' Alene Local Improvement District #6 Series 1995...............  6.10     07-01-12      40,710
       45    Coeur D' Alene Local Improvement District #6 Series 1995...............  6.10     07-01-14      45,798
      500    Elmore County Schools (AMBAC Insured)..................................  4.50     07-31-14     458,060
      250    Fremont/Madison County Independent School District #215 (FSA Insured)..  5.50     08-01-12     255,645
      100    Gooding Lincoln School District #231 (FSA Insured).....................  6.30     02-01-14     108,338
      105    Jefferson County School District #253 (MBIA Insured)...................  5.45     08-01-12     107,376
      120    Jefferson County School District #253 (MBIA Insured)...................  5.50     08-01-14     122,797
      110    Madison County (FSA Insured)...........................................  5.30     08-01-12     111,396
      300    Madison County (FSA Insured)...........................................  5.40     08-01-14     303,903
       85    Post Falls Limited #2 Special Assessment...............................  5.60     09-01-04      85,167
       85    Post Falls Limited #2 Special Ass......................................  5.75     09-01-05      85,367
      180    Sun Valley.............................................................  5.20     08-01-09     185,283
      220    Sun Valley.............................................................  5.30     08-01-10     223,291
      225    Twin Falls School District #413 (AMBAC Insured)........................  5.25     07-30-12     226,949
                                                                                                        -----------
                                                                                                          5,899,222
                                                                                                        -----------
             UTILITIES (3.2%):
             ------------------------------------------------------------------------------------------------------
      125    Chubbuck Water Revenue.................................................  6.35     04-01-08     130,024
      135    Chubbuck Water Revenue.................................................  6.40     04-01-10     139,255
      100    Puerto Rico Electric Authority (FSA Insured)...........................  6.00     07-01-16     105,125
      150    Puerto Rico Telephone Revenue Authority................................  5.50     01-01-22     150,421
                                                                                                        -----------
                                                                                                            524,825
                                                                                                        -----------
             TRANSPORTATION (2.1%):
             ------------------------------------------------------------------------------------------------------
      150    Guam Highway (FSA Insured).............................................  6.30     05-01-12     160,875
      175    Puerto Rico Highway Revenue Series W...................................  5.50     07-01-15     175,415
                                                                                                        -----------
                                                                                                            336,290
                                                                                                        -----------
             INDUSTRIAL (1.7%):
             ------------------------------------------------------------------------------------------------------
      100    Idaho State Water Resource Boise Water.................................  7.25(e)  12-01-21     110,117
      150    Puerto Rico Pepsico Project Series A...................................  6.25     11-15-13     162,028
                                                                                                        -----------
                                                                                                            272,145
                                                                                                        -----------
             HEALTH CARE (21.8%):
             ------------------------------------------------------------------------------------------------------
      500    Idaho Magic Valley Health Facilities (AMBAC Insured)...................  5.63     12-01-13     512,915
      500    Idaho St. Alphonsus Health Facility....................................  6.25     12-01-22     535,110
      340    Idaho St. Joseph Regional Medical (MBIA Insured).......................  5.25     07-01-13     340,540
    1,645    Idaho State Health Facility Revenue Bannock Medical Center.............  6.38     05-01-17   1,665,136
      500    Idaho State Health Facility Revenue Bannock Medical Center.............  6.13     05-01-25     493,910
                                                                                                        -----------
                                                                                                          3,547,611
                                                                                                        -----------
             HOUSING (16.4%):
             ------------------------------------------------------------------------------------------------------
      350    Idaho State Housing Finance Authority Series C-2.......................  6.35(e)  07-01-15     361,533
      100    Idaho State Single Family Housing Authority Revenue Series A1..........  6.85     07-01-12     106,915
    1,500    Idaho State Single Family Housing Revenue Series G-2...................  6.15(e)  07-01-15   1,522,590
      200    Idaho State Single Family Housing Revenue .............................  6.60     07-01-11     212,848
      200    Idaho State Single Family Mortgage Series 95B (FHA Insured) ..........   6.45(e)  07-01-15     207,982
      255    Idaho State Single Family Housing Finance Authority Series C-2.........  6.35(e)  07-01-15     263,142
                                                                                                        -----------
                                                                                                          2,675,010
                                                                                                        -----------
             EDUCATION (5.3%):
             ------------------------------------------------------------------------------------------------------
      550    Idaho State University (MBIA Insured)..................................  5.80     04-01-20     569,949
      300    University of Idaho Revenue Facility Improvement.......................  5.35     04-01-10     303,461
                                                                                                        -----------
                                                                                                            873,410
                                                                                                        -----------
             OTHER REVENUE (19.8%):
             ------------------------------------------------------------------------------------------------------
      350    Ammon Urban Renewal Tax Inc Revenue....................................  5.88     08-01-17     363,475
    2,500    Boise Urban Renewal Agency Tax Inc Revenue.............................  6.13(c)  09-01-15   2,508,500
      190    Boise Urban Renewal Tax Inc Bd-B.......................................  6.13     09-01-15     190,680
      175    Puerto Rico PBA Series M...............................................  5.50     07-01-21     173,814
                                                                                                        -----------
                                                                                                          3,236,469
                                                                                                        -----------
             TOTAL MUNICIPAL BONDS (cost: $16,823,075)                                                   17,364,982
                                                                                                        -----------

             SHORT-TERM SECURITIES (6.9%):
             ------------------------------------------------------------------------------------------------------
      619    Dreyfus Investment Tax-Exempt Money Market.............................  4.37(b)               619,000
      504    Nuveen Investment Tax-Free Fund........................................  4.56(b)               504,000
                                                                                                        -----------

             TOTAL SHORT-TERM SECURITIES (cost: $1,123,000)                                               1,123,000
                                                                                                        -----------

             TOTAL INVESTMENTS IN SECURITIES (cost: $17,946,075) (f)                                    $18,487,982
                                                                                                        ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1995.
(c) At December 31, 1995, the cost of securities purchased on a when-issued basis was $2,487,500.
(d) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

                                                                         NON-
                   AAA/AAA        AA/AA         A/A        BAA/BBB       RATED      TOTAL
                   -------        -----         ---        -------       -----      -----
                     46%           5%           13%          28%          8%        100%

(e)  These securities are subject to the Alternative Minimum Tax.
(f) Also represents the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation in securities based on these costs were as follows:

                  GROSS                 GROSS                  NET
               UNREALIZED            UNREALIZED            UNREALIZED
              APPRECIATION         (DEPRECIATION)        APPRECIATION
                $556,673              $(14,766)             $541,907

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1995. Net investment income distributions exempt from federal income tax should not be included in shareholder's gross income, but are reported on the federal income tax return for informational purposes. Information needed by shareholders for income tax purposes was sent to them in January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                                                          PER CLASS             PER CLASS           PER CLASS
                                                           A SHARE               B SHARE             C SHARE
                                                       ---------------       --------------     ----------------
                                                         PERIOD FROM           PERIOD FROM         PERIOD FROM
                                                       JANUARY 4, 1995       MARCH 16, 1995     JANUARY 11, 1995
                                                       TO DECEMBER 31,       TO DECEMBER 31,     TO DECEMBER 31,
                                                            1995                  1995                  1995
                                                       ---------------       --------------     ----------------
Net investment income distributions per share
   (none qualifying for corporate dividend
     received deduction).............................      $.6038                $.4207              $.4962

Short-term capital gain distributions................       .0838                 .0838               .0838
                                                           ------                ------              ------

   Total distribution................................      $.6876                $.5045              $.5800
                                                           ======                ======              ======

The short-term capital gain distributions above are taxable as ordinary income to shareholders for federal and state income tax purposes.

For federal income tax purposes, 99.98% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.